UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 21, 2009
Emisphere Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-17758	13-3306985

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Cedar Knolls Road, Suite 200 Cedar Knolls, NJ	07927

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 973-532-8000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On August 21, 2009, Emisphere Technologies, Inc. (the “Company”) issued a press release announcing the completion of the previously announced sale of 5,714,286 shares of the Company’s common stock and warrants to purchase up to 2,685,714 additional shares of common stock in a registered direct offering with two institutional investors, BAM Opportunity Fund LP and MOG Capital, LLC, resulting in gross proceeds of $4 million (the “Financing”). Each unit, consisting of one share of common stock and a warrant to purchase 0.47 of a share of common stock, was sold for a purchase price of $0.70. The common stock and warrants offered by the Company in the Financing were offered pursuant to an effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission on September 20, 2007, and declared effective on October 1, 2007 (File No. 333-146212) and a registration statement (File No. 333-161425) filed by the Company on August 19, 2009 pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and described in the Prospectus Supplement dated August 19, 2009 that was filed with the Securities and Exchange Commission on August 21, 2009 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.
The Company also announced the completion of the previously announced sale of 6,015,037 shares of the Company’s common stock and warrants to purchase up to 3,729,323 additional shares of common stock in a private placement with certain affiliates of MHR Fund Management LLC, resulting in gross proceeds of $4 million (the “Private Placement”). Each unit, consisting of one share of common stock and a warrant to purchase 0.62 of a share of common stock, was sold for a purchase price of $0.665.
The Company received total net proceeds from both transactions of approximately $7.4 million after deducting placement agent fees and other offering expenses. Proceeds from these transactions will be used to fund the Company’s operations and meet the Company’s obligations as they may arise.
A copy of the press release of the Company, dated August 21, 2009 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this description.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 21, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.
August 21, 2009	By:	/s/ Michael R. Garone
		Name:	Michael R. Garone
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated August 21, 2009.